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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                 SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 16, 2001

                        Annaly Mortgage Management, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Maryland                 1-13447           22-3479661
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(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     Of Incorporation)           File Number)     Identification No.)



    12 East 41st Street
         Suite 700
     New York, New York                                        10017
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  (Address of Principal                                      (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code: (212) 696-0100

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

            This Form 8-K is being filed in connection with the issuance by Annaly Mortgage Management, Inc. of the press release incorporated by reference herein and attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

                Exhibit No.                               Description
                -----------                               -----------
                    99.1                                 Press Release











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ANNALY MORTGAGE MANAGEMENT, INC.


                                             By: /s/ Kathryn Fagan
                                                --------------------------------
                                                Name:  Kathryn Fagan
                                                Title: Chief Financial Officer

Dated:  April 16, 2001


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                                  EXHIBIT INDEX

      Exhibit No.                                    Description
      -----------                                    -----------
         99.1                                       Press Release